Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF PERIODIC FINANCIAL REPORT

I, Seon Hong Kim, President and Chief Executive Officer of Center Financial Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002	By	/s/ SEON HONG KIM

Seon Hong Kim President & Chief Executive Officer

I, Yong Hwa Kim, Senior Vice President & Chief Financial Officer of Center Financial Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

Date: November 13, 2002	By	/s/ YONG HWA KIM

Yong Hwa Kim Senior Vice President & Chief Financial Officer